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                                                                   Exhibit 10.25


                                 LEASE AGREEMENT

      THIS LEASE is executed this 12th day of April, 2002, by and between DUGAN FINANCING LLC, a Delaware limited liability company ("Landlord"), and VIACELL, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH:

                           ARTICLE 1-LEASE OF PREMISES

      Section 1.01. Basic Lease Provisions and Definitions.

A. Leased Premises (shown outlined on Exhibit A attached hereto): 2375 Progress Drive, Hebron, Kentucky 41048; Building No. 4 (the "Building"); located in SkyPort 275 Business Park (the "Park");

B.    Rentable Area: approximately 12,375 square feet;

C.    Tenant's Proportionate Share: 17.05%;

D.    Minimum Annual Rent:

      Years 1-5                  $81,675.00 per year
      Years 6-10                 $91,822.56 per year;

E.    Monthly Rental Installments:

      Months 1-60                $ 6,806.25 per month
      Months 61-120              $ 7,651.88 per month;

F. Landlord's Share of Expenses: $1.10 times the rentable area of the Leased Premises which is included in the Minimum Annual Rent;

G.    Lease Term: Ten (10) years and zero (0) months;

H.    Commencement Date: June 1, 2002;

I.    Security Deposit: $134,000.00 subject to Article 4;

J.    Guarantor(s): None;

K. Broker(s): Duke Realty Services Limited Partnership representing Landlord and Colliers International and Richards Barry Joyce & Partners representing Tenant;

L. Permitted Use: General office, warehousing, preparation, processing and storage of cord blood samples and related purposes;

M.    Address for notices:

      Landlord:         Dugan Financing LLC
                        c/o Duke Realty Services Limited Partnership
                        Attn: Property Manager
                        4555 Lake Forest Drive, Suite 400
                        Cincinnati, OH 45242

      With a copy to:   Dugan Financing LLC
                        c/o Duke Realty Services Limited Partnership
                        Attn: Nick Anthony
                        600 East 96th Street, Suite 100
                        Indianapolis, IN 46240

      Tenant:           ViaCell, Inc.
                        Attn: Mary Thistle
                        131 Clarendon Street
                        Boston, MA 02116

      With a copy to:   Palmer & Dodge LLP
                        Attn: Thomas G. Schnorr, Esq.
                        111 Huntington Avenue
                        Boston, MA 02199

      Address for rental and other payments:

                        Dugan Financing LLC
                        P.O. Box 660050
                        Indianapolis, IN 46266-0050

      Section 1.02. Leased Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises. Landlord also grants to Tenant the non-exclusive use of the common areas serving the Leased Premises including the parking areas.

                         ARTICLE 2 - TERM AND POSSESSION

      Section 2.01. Term. The term of this Lease ("Lease Term") shall be for the period of time and shall commence on the Commencement Date described in the Basic Lease Provisions or such earlier date that Landlord delivers the Leased Premises to Tenant ready for Tenant's occupancy. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the


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provisions of this Lease in all respects (except that Tenant shall not be deemed to have accepted the Leased Premises upon exercising its access rights set forth in Section 2.02).

      Section 2.02. Construction of Tenant Improvements. Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to perform and complete the work on the tenant finish improvements designated as Landlord's obligations in the attached Exhibit B, subject to force majeure and Tenant Delays (as defined in Exhibit B ).

      Section 2.03. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair, reasonable wear and tear excepted. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing prior to the installation of such items, reasonable, wear and tear excepted. Prior to the expiration or earlier termination of this Lease, Tenant shall remove the chillers, cooling towers and air handlers supported by the chillers and cooling towers and replace the air handlers with gas fired roof top units per Landlord's standards. Landlord reserves the right to require Tenant to remove the clean room, the entrance and exit associated therewith and the wall around the freezers prior to the expiration or earlier termination of this Lease and other items to be removed as indicated on Exhibit B-1. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

      Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall, become a tenant from month to month at one hundred fifty percent (150%) of the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT

      Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments, in advance, without deduction or offset,


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beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated.

      Section 3.02. Additional Rent. In addition to the Minimum Annual Rent Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," Tenant's Proportionate Share of all costs and expenses incurred by Landlord during the Lease Term for Real Estate Taxes and Operating Expenses for the Building and common areas (collectively "Common Area Charges") to the extent such Common Area Charges exceed Landlord's Share of Expenses.

      "Operating Expenses" shall mean all of Landlord's expenses for operation, repair, replacement and maintenance to keep the Building and common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, management fees; utilities; stormwater discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; insurance premiums and deductibles, painting, and maintenance, repair and replacement of the driveways, parking areas (including snow removal), exterior lighting, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters. The cost of any capital improvement shall be amortized over the useful life of such improvement, and only the amortized portion shall be included in Operating Expenses. Operating Expenses shall not include the following:

      1.    Leasing commissions.

      2. The cost of tenant finish improvements provided solely for the benefit of other tenants or proposed tenants in the Building.

      3. Costs of correcting building code violations which violations were in existence on the Commencement Date.

      4.    Depreciation on the Building.

      5. The cost of services separately charged to and paid by another tenant in the Building.

      6. Interest payments and financing costs associated with Building financing.

      7. Legal fees associated with the preparation, interpretation and/or enforcement of leases.

      8. Repairs and replacements for which and to the extent that Landlord has been reimbursed by insurance and/or paid pursuant to warranties.

      9.    Advertising and promotional expenses.

      10. Costs representing amounts paid to an affiliate of Landlord for services or materials which are in excess of the amounts which would have been paid in the absence of such relationship.


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      11.   Costs resulting from defects in the design or construction of the
            Building.

      12. Salaries of executives and principals of Landlord above the grade of property manager.

      "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes. Notwithstanding anything to the contrary contained in this Lease, Real Estate Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord. Real Estate Taxes shall also not include interest and penalties for late payment. If Landlord secures an abatement or refund of any Real Estate Taxes, Tenant shall receive Tenant's Proportionate Share of the amount of such abatement or refund (i.e., the net amount remaining after paying all reasonable costs and expenses of securing the abatement or refund, including reasonable attorneys' fees) as a credit to be applied by Landlord against Minimum Annual Rent next becoming due (or, if no further Minimum Annual Rent is due from Tenant, by a cash payment by Landlord to Tenant). Landlord's obligation to pay such abatement or refund to Tenant shall survive the expiration or termination of this Lease.

      Section 3.03. Payment of Additional Rent. Landlord shall estimate the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent or reimburse Tenant within thirty (30) days in the case of any overpayment made during the final year of the Lease Term.

      Tenant shall have the right to inspect, at reasonable times and in a reasonable manner, during the ninety (90) day period following the delivery of Landlord's statement of the actual amount of the Additional Rent, such of Landlord's books of account and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof. Tenant's failure to exercise its rights hereunder within said ninety (90) day period shall be deemed a waiver of its right to inspect or contest the method, accuracy or amount of the Additional Rent. In the event of any undisputed error, Landlord shall make a correcting payment in full to Tenant within thirty (30) days after the determination of the amount of such error. In, the event of any errors on the part of Landlord which Landlord agrees were errors in excess of fifteen percent (15%) of Tenant's actual operating expense liability for any calendar year, Landlord will also


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reimburse Tenant for all costs of an audit reasonably incurred by Tenant within the above thirty (30) day period. If within the period aforesaid, Tenant provides Landlord with its notice disputing the correctness of the statement, and if such dispute shall have not been settled by agreement, Tenant may submit the dispute to a reputable firm of independent certified public accountants selected by Tenant and approved by Landlord, such approval shall not be unreasonably withheld or delayed, and the decision of such accountants shall be conclusive and binding upon the parties. If such accountant decides that there was an error, Landlord will make correcting payment. The fees and expenses involved in such decision shall be borne by the unsuccessful party.

      Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate (as reported in the Wall Street Journal) of interest ("Prime Rate") plus six percent (6%) per annum.

      Notwithstanding the above, Landlord shall provide Tenant with a written notice of such payment default prior to assessing the late charge and Tenant shall have an additional five (5) days to cure such payment default before Landlord assesses any late charges; provided, however, that Landlord shall not be required to give such notice more than one (1) time with respect to any particular payment default, nor more than two (2) times in the consecutive twelve (12) month period with respect to any payment defaults in the aggregate.

      Section 3.05. Nature of Rent. Landlord and Tenant agree that any base rent, percentage rent, if any, and all Additional Rent paid to Landlord under this Lease (collectively referred to in this Section as "Rent") shall qualify as "rents from real property" within the meaning of Section 512(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and the U.S. Department of Treasury Regulations promulgated thereunder (the "Regulations"). In the event that Landlord, in its sole discretion, determines that there is any risk that all or part of any Rent shall not qualify as "rents from real property" for the purposes of Section 512(b)(3) of the Code and the Regulations promulgated thereunder, Tenant agrees (i) to cooperate with Landlord to restructure this Lease so as to cause all Rent to qualify as "rents from real property", and (ii) to permit an assignment of this Lease, provided, however, that any adjustments required pursuant to this paragraph shall be made so as to produce the equivalent Rent (in economic terms) payable prior to such adjustment.

           ARTICLE 4 - SECURITY DEPOSIT - IRREVOCABLE LETTER OF CREDIT

      Tenant shall, upon execution of this Lease, provide to Landlord an irrevocable letter of credit, in the form attached hereto as Exhibit C. The letter of credit shall be in the amount of One Hundred Thirty-four Thousand Dollars ($134,000.00) and shall constitute the "Security Deposit" for the full and faithful performance by Tenant of all of


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the terms, conditions and covenants contained in the Lease on the part of the
Tenant to be performed, including but not limited to the payment of rent.

      Landlord shall be entitled to draw upon the letter of credit (i) upon a Default by Tenant of any term, condition or covenant in the Lease beyond any applicable cure period, or (ii) unless, no later than forty-five (45) days prior to the expiration of the letter of credit Tenant delivers to Landlord a renewal or replacement thereof. If such letter of credit has not been renewed or a new letter of credit satisfactory to Landlord has been delivered to Landlord at least forty-five (45) days prior to the expiration date thereof, Landlord may immediately draw upon such letter of credit and hold the cash proceeds thereof in lieu of such letter of credit.

      Such letter of credit shall be renewed on an annual basis and shall riot expire less than sixty (60) days after the expiration or earlier termination of this Lease. All sums held by Landlord pursuant to this Article 4 shall be without interest.

      In the event of a sale of the Building of which the Leased Premises are a part, Landlord shall have the right to transfer the Security Deposit to its purchaser at no cost to Landlord and Landlord shall be released by Tenant from all responsibility for the return of such, and Tenant agrees to look solely to the new purchaser for the return of such Security Deposit provided that Landlord gives written notice of such transfer to Tenant.

      Notwithstanding the above, provided (i) Tenant is not in Default beyond any applicable cure period; (ii) Landlord has not drawn down on the letter of credit; and (iii) Tenant provides written evidence satisfactory to Landlord that Tenant has cash on hand of at least $100,000,000.00, Tenant shall have the right on the twenty-fifth (25th) month of the Lease Term or the sixty-first (61st) month of the Lease Term if such conditions were not met on the twentyfifth
(25th) month to reduce the letter of credit to $77,000.00. In no event shall Tenant be entitled to reduce the letter of credit below $77,000.00.

                                 ARTICLE 5 - USE

      Section 5.01. Use of Leased Premises. The Leased Premises are to be used by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord. As of the execution date of this Lease, the land containing the Building is zoned I-1.

      Section 5.02. Covenants of Tenant Regarding Use. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including the nondiscriminatory Rules and Regulations attached hereto as Exhibit D and as may be modified from time to time by Landlord on reasonable notice to Tenant. Tenant shall not


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do or permit anything to be done in or about the Leased Premises or common areas which will in anyway obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Building Rules and Regulations but agrees to take reasonable measures to assure such other tenant's compliance with the Rules and Regulations. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged.

      Section 5.03. Landlord's Rights Regarding Use. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant, (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper in the common areas only (not in the Leased Premises) other than signs required by law; (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas or utilities servicing the Building as it shall deem necessary or proper so long as such control, change or alteration does not materially interfere with Tenant's access to and use of the Leased Premises; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon prior notice to Tenant (except in the case of an emergency), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at Tenant's expense, except as provided in Section 7.02 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES

      Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services providers) and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Landlord shall choose the service provider. Landlord shall provide water and sewer services to the Leased Premises.


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      Notwithstanding anything in this Lease to the contrary, if (i) the restoration of service is entirely within Landlord's control, (ii) Landlord negligently fails to restore such service within a reasonable time, and (iii) the Leased Premises are untenantable (meaning that Tenant is unable to use such space in the normal course of its business for the use permitted under this Lease) for more than five (5) consecutive business days, then Tenant shall notify Landlord (and Landlord's lender, if any) in writing that Tenant intends to abate rent. If service has not been restored within three (3) days of Landlord's receipt of Tenant's notice, then Minimum Annual Rent and Additional Rent shall abate on a per diem basis for each day after such five (5) day period during which the Leased Premises remain untenantable. Such abatement shall be Tenant's sole remedy for Landlord's failure to restore service as set forth above, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS

      Section 7.01. Tenant's Responsibility. During the Lease Term, Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs and replacements thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors, sprinkler and plumbing systems, and shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems, and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord' standard maintenance criteria, and shall provide for the inspection and maintenance of the heating, ventilating and air conditioning system on not less than a semi-annual basis.

      Section 7.02. Landlord's Responsibility. During the Lease Term, Landlord shall maintain in good condition and repair, and replace as necessary, the roof, roof membrane (including the interior ceiling of the Leased Premises if damaged by leaking), exterior walls, load bearing walls, foundation and structural frame of the Building and the parking and landscaped areas (including providing snow and ice removal), the costs of which shall be included in Operating Expenses; provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense. Landlord shall be responsible for paying any fines or penalties assessed by any governmental authority if the Building fails to meet codes and regulations as long as such failure is not due to Tenant's use, acts or omissions.

      Section 7.03. Alterations. Tenant shall not permit alter Premises unless and until the plans have been approved by Landlord in writing. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Landlord shall notify Tenant what alterations need to be removed at the time Landlord provides its approval to such alterations. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original


                                       9
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construction of the Building. Upon completion of the work, Tenant shall provide a final affidavit of lien waiver from the general contractor who shall be required to obtain lien waivers from its subcontractors, and such lien waiver shall be in a form acceptable to Landlord or as provided by the laws of the State of Kentucky. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty
(30) days after filing. Tenant shall indemnify Landlord from all reasonable costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                              ARTICLE 8 - CASUALTY

      Section 8.01. Casualty. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (ii) destroyed by a casualty where the insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing.

      Section 8.02. Fire and Extended Coverage Insurance. During the Lease Term, Landlord shall maintain all risk coverage insurance on the Building insuring the full replacement value of the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of Section 9.01, Landlord shall not be liable for any casualty damage to Tenant's property, regardless of cause, including the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for casualty damage to any, property of Tenant located' in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of
Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for casualty damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE


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      Section 9.01. Tenant's Responsibility. Landlord shall not be liable to
Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is directly and solely the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or common areas by the license of Tenant, express or implied,
(ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage from fire or casualty insured as provided in Section 8.02 and except for that caused solely and directly by Landlord's negligence or willful misconduct. This provision shall survive the expiration or earlier termination of this Lease.

      Section 9.02. Tenant's Insurance. Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.    Worker's Compensation: minimum statutory amount.

B. Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

C. All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.    Business interruption insurance.

      The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance within a reasonable time after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant.

      Notwithstanding anything to the contrary contained in Article 9, Tenant may, at its option, satisfy any or all of its obligations to insure with (a) a so-called "blanket" policy or policies of insurance, or (b) an excess or umbrella liability policy or policies of insurance, now or hereafter carried and maintained by Tenant; provided, however, that Landlord and any additional party named pursuant to the terms of this Lease shall be named as additional insureds thereunder as their respective interests may appear, and provided that the coverage afforded Landlord and any additional named insureds shall not be reduced or diminished by reason of the use of any such blanket or umbrella policy or policies and that all the requirements set forth in this Article 9 are otherwise satisfied. Tenant agrees to permit Landlord at any reasonable time to inspect any policies of insurance of Tenant required to be provided herein.

      Section 9.03. Landlord's Responsibility. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property (other than Tenant's property as provided in Section 8.02) occurring in, on or about the common areas, regardless of cause, except for that caused by the sole negligence of Tenant or its employees, agents, customers or invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

                           ARTICLE 10 - EMINENT DOMAIN

      If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant within fifteen (15) days after possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become unusable by Tenant for the Permitted Use, Tenant may terminate this Lease by giving written notice to Landlord within thirty (30) days after possession thereof is so taken. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages or damages relating to Tenant's trade fixtures if such amount is not subtracted from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

      Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied. In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's reasonable opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the Park or if the proposed assignee or subtenant is an existing tenant in the Building or Park. If Tenant shall make any assignment or sublease, with Landlord's consent, for a rental in excess of the rent payable under this: Lease, Tenant shall pay to Landlord fifty percent (50%) of any such excess rental upon receipt. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises. Notwithstanding anything, contained in this Lease to the contrary, none of the following, nor any assignments or transfers of this Lease resulting from the following shall require Landlord's prior written consent or the payment by Tenant of any fees or charges of any kind:

      (a) an initial public offering or other transfer of stock or other ownership interests in Tenant;

      (b) the merger, consolidation or amalgamation of Tenant with a third party or the sale of all or substantially all of the stock or assets of Tenant so long as the surviving entity has a net worth greater than or equal to that of Tenant as of the date of this (Lease; or

      (c) a transfer to a parent, subsidiary or "affiliate" of Tenant. An "affiliate" shall mean any trust, corporation, partnership or limited liability company: (i) which owns or "controls" the majority of the ownership interest of Tenant, either directly or indirectly through other entities; (ii) the majority of whose ownership interests is owned or "controlled" by Tenant; or (iii) which is under common ownership with Tenant, either directly or indirectly and which has a net worth greater than or equal to that of Tenant as of the date of this Lease. As used herein, the word "control" shall mean the right or power to director cause the direction of the management and policies of the entity in question.

      Tenant shall provide Landlord with prior written notice of any of the events, transfers or assignments described in (a), (b) or (c) above. Such transfer or assignment under (a), (b) or (c) above shall be considered a transfer or assignment to a "Permitted Transferee."

                       ARTICLE 12 - TRANSFERS BY LANDLORD

      In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or in the case of a subsequent transfer, the transferor shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder, and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations. Within fifteen (15) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, an estoppel certificate in such form as Landlord may reasonably request certifying
(i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building.

      This Lease is and shall be expressly subject and subordinate at all times to the lien of any present or future mortgage or deed of trust encumbering fee title to the Leased Premises. If any such mortgage or deed of trust be foreclosed, upon request of the mortgagee or beneficiary ("Landlord's Mortgagee"), as the case may be, Tenant will attorn to the purchaser at the foreclosure sale. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that subordination of this Lease to any present or future mortgage or trust deed shall be conditioned upon the mortgagee, beneficiary, or purchaser at foreclosure, as the case may be agreeing that Tenant's occupancy of the Leased Premises and other rights under this Lease shall not be disturbed by reason of the foreclosure of such mortgage or trust deed, as the case may be, so long as Tenant is not in default under this Lease; and further provided that Tenant agrees upon request by any such mortgagee, beneficiary, or purchaser at foreclosure, as the case may be, to execute a mutually acceptable non-disturbance, subordination and/or attornment instruments (an "SNDA") as may be reasonably required by such person to confirm such non-disturbance subordination and/or attornment.

      Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage or other interest in the Leased Premises by so notifying Tenant in writing.

      Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee the time set forth in the SNDA to perform Landlord's obligations hereunder.

      If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord) except for any defaults of Landlord which Landlord's Mortgagee succeeds to the interest of Landlord; (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlords Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement (provided, however, that Landlord shall be responsible for delivering any Security Deposit hereunder to Landlord's Mortgagee at the time Landlord's Mortgagee succeeds to Landlord's interest hereunder); (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortagee a reasonable opportunity (the duration of which shall not exceed thirty (30) days after Landlord's Mortgagee takes possession of the Building) to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                         ARTICLE 13 - DEFAULT AND REMEDY

      Section 13.01. Default. The occurrence of any of the following shall be a "Default":

      (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same, is due, or Tenant fails to pay any other amounts due Landlord from, Tenant within ten (10) days after the same is due.

      Landlord shall provide Tenant with a written notice of such Default and Tenant shall have an additional five (5) days to cure such Default before Landlord exercises its default remedies; provided, however, that Landlord shall not be required to give such notice more than two (1) time with respect to any particular Default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment Defaults in the aggregate.

      (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time.

      (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

      (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

      (e) In addition to the defaults and remedies described herein, the parties agree that if Tenant is in violation of the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such violations are ultimately cured, then such conduct shall, at Landlord's option, represent a separate Default.

      Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

      (a) Landlord may apply the Security Deposit or re-enter the Leased Premises and cure any Default of Tenant, and Tenant shall reimburse Landlord as Additional Rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

      (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate of interest) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's Default ("Default Damages"), which shall include without limitation reasonable expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements and brokers' and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

      (c) Landlord may, without terminating this Lease, re-enter the Leased Premises, and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

      (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

      Section 13.03. Landlord's Default and Tenant's Remedies. Landlord shall be in default if it fails to perform any term, condition; covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to-be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

      Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

      Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the nondefaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party: for the reasonable attorneys' fees and costs incurred thereby.

      ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

[Intentionally Omitted]

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES

Section 15.01. Definitions.

      (a) "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

      (b) "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

      Section 15.02. Compliance. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant, provided that Landlord deliver a copy of such notice to Tenant.

      Section 15.03. Restrictions on Tenant. Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production; processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

      Section 15.04. Notices, Affidavits. Etc. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

      Section 15.05. Landlord's Rights. Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by

Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

      Section 15.06. Tenant's Indemnification. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, reasonable expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

      Section 15.07. Landlord's Representation. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS

      Section 16.01. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

      Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where the Building is located.

      Section 16.03. Guaranty. [INTENTIONALLY OMITTED]

      Section 16.04. Force Maieure. Landlord and Tenant (except with respect to any rent payment obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

      Section 16.05. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

      Section 16.06. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto.

      Section 16.07. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, return receipt requested, postage prepaid, to the party who is to receive such notice at the address(es) specified in Article 1. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. Either party may change its address by giving written notice thereof to the other party.

      Section 16.08. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

      Section 16.09. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent financial statements (certified and audited if the Minimum Annual Rent hereunder exceeds $100,000.00) prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements, or if the Minimum Annual Rent hereunder exceeds $100,000.00, said statements shall be certified and audited. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

      Section 16.10. Representations and Warranties. The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; and (ii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

      Section 16.11. Agency Disclosure. Tenant acknowledges having previously received the Agency Disclosure Statement attached. The broker as provided in Item K of the Basic Lease Provisions, its agents and employees, have represented only Landlord, and have not in any way represented Tenant, in the marketing, negotiation, and completion of this lease transaction.

      Section 16.12. Signs. Tenant may, at its own expense, erect a sign concerning the business of Tenant which shall be in keeping with the decor and other signs on the Building. All signage (including the signage described in the preceding sentence) in or about the Leased Premises shall be first approved by Landlord and shall be in compliance with the applicable codes and any recorded restrictions applicable to the Building. Tenant agrees to maintain any sign in good state of repair, and upon expiration of the Lease Term, Tenant agrees to promptly remove such signs and repair any resulting damage to the Leased Premises.

      Section 16.13. ERISA Matters.

      (a) Tenant acknowledges that it has been advised that an affiliate of Landlord is a collective investment fund (the "Fund") which holds the assets of one or more employee benefit plans or retirement arrangements which are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each a "Plan"), and with respect to which Morgan Guaranty Trust Company of New York ("MGT") is the Trustee and that, as a result, Landlord may be prohibited by law from engaging in certain transactions.

      (b) Landlord hereby represents and warrants to Tenant that, as of the date hereof, the only Plans whose assets are invested in the Fund which, together with the interests of any other Plans maintained by the same employer or employee organization, represent a collective interest in the Fund in excess of ten percent (10%) of the total interests in the Fund (each, a "10% Plan") are referenced on Exhibit E (collectively, the "Existing 10% Plan").

      (c) Tenant represents and warrants that as of the date hereof, and at all times while it is a Tenant under this Lease, one of the following statements is, and will continue to be, true: (1) Tenant is not a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975 of the Code) (each, a "Party in Interest") with respect to the Existing 10% Plan or, (2) if Tenant is a Party in Interest, that:

            (A) neither Tenant nor its "affiliate" (as defined in Section V(c) of PTCE 8414, "Affiliate") has, or during the immediately preceding one
      (1) year has, exercised the authority to either: (i) appoint or terminate MGT as the qualified professional asset manager (as defined in Section V(a) of PTCE 84-14, "QPAM") of any of the assets of the Existing 10% Plan with respect to which Tenant or its Affiliate is a Party in Interest; or
      (ii) negotiate the terms of the, management agreement with MGT, including renewals or modifications thereof, on behalf of the Existing 10% Plan; and

            (B) neither Tenant nor any entity controlling, or controlled by, Tenant owns a five percent (5%) or more interest (within the meaning of PTCE 84-14,"5% Interest") in J.P. Morgan Chase & Co.

      (d) In the event that Landlord or the Fund notifies Tenant in writing that a Plan other than the Existing 10% Plan may become a 10% Plan, Tenant will, within ten (10) days of such notification, inform the Fund in writing as to whether it can make the same representations which it made in subsection (c) of this Section with respect to such prospective 10% Plan. Thereafter, if based on such representations made, by Tenant such Plan becomes a 10% Plan, Tenant represents and warrants that, at all times during the period Tenant is a tenant under the Lease, one of the statements set forth in subsection (c) will be true with respect to such 10% Plan.

      Section 16:14. Option to Extend.

      A. Grant and Exercise of Option. Provided that (i) Tenant is not in Default hereunder, and (ii) Tenant originally named herein or a Permitted Transferee remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term ("Original Term"), Tenant shall have the option to extend the Original Term for two (2) additional periods of five (5) years each (the "Extension Term(s)"). Each Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any, and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Market Rent Adjustment"). Tenant shall exercise each option by delivering to Landlord, no later than twelve (12) months prior to the expiration of the preceding term, written notice of Tenant's desire to extend the term of the Lease. Tenant's failure to properly exercise such option shall waive it and any succeeding option. If Tenant properly exercises its option to extends Landlord shall notify Tenant of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within ten (10) days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building so long as the business and legal terms and provisions of this Lease are fully incorporated into such new lease) reflecting the terms and conditions of the Extension Term.

      B. Market Rent Adjustment. The Market Rent Adjustment shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity, excluding free rent and other concessions; provided, however, that if Tenant delivers to Landlord a written objection to Landlord's calculation of the Market Rent Adjustment and the parties cannot agree on a Market Rent Adjustment within ten (10) days after Tenant's written objection then within ten (10) days thereafter the parties shall each appoint a member of the Cincinnati Board of Realtors or Northern Kentucky Board of Realtors who is either a MAI appraiser or licensed real estate broker and who is knowledgeable in industrial rentals in the Northern Kentucky market. The two appraisers and/or brokers shall together appoint a third MAI appraiser or a licensed real estate broker with the same qualifications. The three appraisers and/or brokers shall then each determine within thirty (30) days the then fair market value rental rate (excluding leasehold improvements allowances) for such space and for parking, taking into consideration the industrial rental market in Northern Kentucky for comparable space and parking and the rental rates then being quoted to prospective tenants for comparable space and parking in the Building and other industrial buildings in the Northern Kentucky area. The average of the two closest determinations shall be used as the Minimum Annual Rent for the Leased Premises during the renewal term. Landlord and Tenant shall each bear the cost of its appraiser or broker and shall share the cost of the third.

      Section 16.15. Right of First Offer. Provided that (i) Tenant is not in Default hereunder, (ii) the creditworthiness of Tenant is, then acceptable to Landlord, and (iii) Tenant originally named herein or a Permitted Transferee remains in possession of and has been continuously operating in the Leased Premises throughout the Lease Term, Landlord shall, before entering into a lease with a third party for the space crosshatched on the attached Exhibit F (the "Offer Space"), notify Tenant in writing of the availability of such space for leasing (the "Landlord's Notice"). Tenant shall have seven (7) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Offer Space on the terms and conditions contained in Landlord's Notice, in which event this Lease shall be amended to incorporate such Offer Space. If Landlord and Tenant cannot agree on the form of the amendment within seven (7) business days after delivery of such amendment from Landlord to Tenant, then this right of first offer shall terminate and Landlord may lease the Offer Space to a third party. In the event Tenant fails to notify Landlord of its acceptance within said seven (7) day period, such failure shall be conclusively deemed a rejection of the Offer Space, whereupon Tenant shall have no further rights with respect to the Offer Space and Landlord shall be free to lease the Offer Space to a third party. In the event Tenant accepts the Offer Space on the terms and conditions specified in the Landlord's Notice, the Lease Term for the original Leased Premises shall be extended, to be coterminous with the term for the Offer Space. The Minimum Annual Rent for the original Leased Premises during any such extended term of the original term of this Lease shall be an amount equal to the Minimum Annual Rent calculated in accordance with Section 16.14B.

      Section 16.16. Tenant Representations Regarding Permitted Use. Tenant represents, agrees and covenants that it and/or the physicians who practice within the structure of Tenant are and will at all times during the Lease Term, be licensed to conduct the business contemplated and carried on in the Leased Premises and Tenant agrees to maintain or cause to be maintained at all times at its sole cost and expense all requisite permits and/or licenses in connection therewith. Upon request from Landlord, Tenant shall promptly provide to Landlord copies of any such licenses. Tenant covenants and agrees not to suffer, allow or permit any offensive or obnoxious vibration, noise, odor, or other undesirable effect to emanate from the Leased Premises, or any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a disturbance or nuisance to occupants or to the other tenants of the Building. Tenant further covenants and agrees that the storage, handling, removal and disposal of all medical waste matter or infectious waste, at or from the Leased Premises, shall be done in compliance with all applicable laws and/or legal requirements now or hereafter existing and shall be performed by Tenant at Tenant's sole cost and expense.

      Section 16.17. Emergency Power. Landlord agrees to allow Tenant to provide emergency power to the Leased Premises in the form of a generator and diesel fuel tank in a location outside the Leased Premises in the area depicted on Exhibit G attached hereto and incorporated herein and to test the generator on a regular basis. Tenant shall provide Landlord with plans and specifications relating to the installation of such generator and diesel fuel tank which shall include the erection of a fence around the generator and diesel fuel tank of such materials which shall prevent the generator from being viewed from outside such fence. Landlord shall approve the plans and specifications for such generator and diesel fuel tank prior to Tenant's installation of such. Notwithstanding anything in this section to the contrary, Tenant shall be responsible for all costs associated with the installation, maintenance and use of such generator and diesel fuel tank and shall provide Landlord with copies of all governmental permits required for the installation of such generator and diesel fuel tank prior to such installation. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all liability, damages (including, but not limited to personal injury, death and property damages), reasonable costs, expenses and attorney's fees incurred by Landlord arising from the generator and diesel fuel tank, or related cause whatsoever, including those arising from the installation, use, maintenance and removal thereof. Tenant shall at all times maintain and repair the generator and diesel fuel tank. Tenant agrees to remove the generator, diesel fuel tank and any fencing upon the expiration or earlier termination of this Lease and restore the area to the condition it was in prior to such installation reasonable wear and tear excepted.

      Section 16.18. Tanks. Landlord agrees to allow Tenant to store liquid nitrogen tanks in a location outside the Leased Premises in the area depicted on Exhibit H attached hereto and incorporated herein and to fill the tanks on a regular basis. Tenant shall provide Landlord with plans and specifications relating to the installation of such tanks which shall include the erection of a fence around the tanks of such materials which shall prevent the tanks from being viewed from outside such fence. Landlord shall approve the plans and specifications for such tanks prior to Tenant's installation of such. Notwithstanding anything in this section to the contrary, Tenant shall be responsible for all costs associated with the installation, maintenance and use of such tanks and shall provide Landlord with copies of all governmental permits required for the installation of such tanks and use of such tanks prior to such installation and shall provide Landlord with copies of all governmental permits throughout the term of the Lease that Tenant must obtain for the use of such tanks. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all liability, damages (including, but not limited to personal injury, death and property damages), reasonable costs, expenses and attorney's fees incurred by Landlord arising from the tanks, or related cause whatsoever, including those arising from the installation, use, maintenance and removal thereof. Tenant shall at all times maintain and repair the tanks. Tenant agrees to remove the tanks, pad, piping and any fencing and replace asphalt at concrete pad with original asphalt profile upon the expiration or earlier termination of this Lease and restore the area to the condition it was in prior to such installation reasonable wear and tear excepted. Section 16.19. Quiet Enjoyment. Landlord agrees that if Tenant shall perform all of the covenants and agreements herein provided to be performed on Tenant's part, Tenant shall at all times during the Lease Term, have the peaceable and quiet enjoyment of possession of the Leased Premises without any manner of hindrance from Landlord or any persons lawfully claiming under Landlord.

      Section 16.20. Temporary Space. Commencing effective April 1, 2002, Landlord hereby agrees to provide Tenant with other space in the Building consisting of approximately 4,125 square feet of temporary space located at 2369 Progress Drive, Hebron, Kentucky as shown on Exhibit A-1 attached hereto ("Temporary Space") for its use until Landlord delivers the Leased Premises to Tenant. Tenant shall pay to Landlord rent in the amount of Two Thousand Two Hundred Sixty-eight Dollars and Seventy-five Cents ($2,268.75) per month for the Temporary Space to be paid beginning April 1, 2002 and continuing on the first day of each month thereafter, prorated for any partial month. Tenant acknowledges that the Temporary Space is part of a larger space. If Tenant occupies any space in addition to the Temporary Space, Tenant shall pay Landlord Six Dollars and Sixty Cents ($6.60) per square foot per year for such space and the terms for such additional space shall be the same as the Temporary Space. Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Temporary Space. The Temporary Space shall be delivered to Tenant "as is". So long as Tenant occupies the Temporary Space, all references in the Lease to the Leased Premises shall mean and refer to the Temporary Space, except with respect to the rent and term, which shall be controlled by this Section 16.20. Tenant shall vacate the Temporary Space in broom clean condition, reasonable wear and tear and casualty excepted, upon the date Landlord delivers the Leased Premises to Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       DUGAN FINANCING LLC,
                                       a Delaware limited liability company

                                       By: Dugan Realty, L.L.C.,
                                           its sole member

                                           By: Duke Realty Limited Partnership,
                                               Its manager

                                               By: Duke Realty Corporation,
                                                    its general partner

                                                   By: /s/ Robert Fessler
                                                       ------------------
                                                       Robert D. Fessler
                                                       Senior Vice President
                                       TENANT:

                                       VIACELL, INC.,
                                       a Delaware corporation


                                       By: /s/ Mary Thistle
                                           ----------------

                                       Printed: /s/ Mary Thistle
                                                -------------------------

                                       Title: Vice President of Finance
                                              -------------------------

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

      Before me, a Notary Public in and for said County and State, personally appeared Robert D. Fessler, the Senior Vice President of Duke Realty Corporation, the general partner of Duke Realty Limited Partnership, the manager of Dugan Realty, L.L.C., the sole member of Dugan Financing LLC, a Delaware limited liability company, who under penalty of perjury in violation of Section 2921.11 of the Ohio Revised Code represented to me to be said person and who signed the foregoing "Lease Agreement" on behalf of said limited liability company.

      WITNESS my hand and Notarial Seal this 12th day of April, 2002.

                                       /s/ Rose Anduciccio
                                       -------------------
                                       Notary Public



                                       ---------------------------
                                       (Printed Signature)
My commission Expires:_________________

My Count of Residence: Clermont

STATE OF MASSACHUSETTS     )
                           ) SS.
COUNTY OF WORCESTER        )

      Before me, a Notary Public in and for said County and State, personally appeared Mary Thistle, the Vice President Finance of ViaCell, Inc., a Delaware corporation, represented to me to be said period and who signed the foregoing "Lease Agreement" on behalf of said corporation.

      WITNESS my hand and Notarial Seal this 8th day of April, 2002.

                                       /s/ Laurie J. Nolle
                                       -------------------
                                       Notary Public


                                       Laurie J. Nolle
                                       ---------------
                                       (Printed Signature)

My commission Expires: Laurie J. Nolle

My Count of Residence: Worcester

                                    EXHIBIT A

                              See diagram on Master

                                   EXHIBIT A-1

                              See diagram on Master

                                    EXHIBIT B

                       IMPROVEMENTS TO THE LEASED PREMISES

      THE WORKING DRAWINGS. Tenant desires Landlord to perform certain leasehold improvement work (the "Work") in the Leased Premises pursuant to the working drawings and specifications ("Working Drawings") for the Work prepared by Arch Design, Inc., which Tenant has provided to Landlord on March 25, 2002. The Working Drawings shall include architectural, MEP drawings and specifications complete and ready to be submitted for permits and the bid process. The Working Drawings shall be subject to Landlord's reasonable approval, which Landlord shall review and indicate requested changes, if any; by written notice to Tenant, by April 3, 2002 or within seven (7) business days of its receipt of the Working Drawings from Tenant. Landlord will also submit pricing based on the Working Drawings to Tenant by April 3, 2002 or within seven (7) business days of its receipt of the Working Drawings from Tenant. If Landlord fails to indicate such requested changes to the Working Drawings by such date, the Working Drawings shall be deemed approved. If Landlord requests any changes to the Working Drawings, Tenant shall make those changes and approve final pricing by April 12, 2002 or within seven (7) business days of receipt of Landlord's requested changes and final pricing. Once so approved, the Working Drawings shall be attached hereto as Exhibit B-1. Such approval by Landlord shall not constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Leased Premises nor (except as expressly provided below) shall Landlord's approval of the Working Drawings create any liability or responsibility on the part of Landlord for compliance of the Working Drawings and/or the Work with applicable statutes, ordinances, regulations, laws, codes and industry standards, including without limitation, any and all statutes, ordinances, regulations, laws, codes and industry standards relating to handicap discrimination (including, without limitation, the Americans with Disabilities
Act).

      THE GENERAL CONTRACTOR. Landlord shall, through its affiliate, Duke Construction Limited Partnership, as general contractor (the "General Contractor"), cause the Work to be promptly completed in a good and workmanlike manner and in accordance with all applicable laws, ordinances, rules and regulations including the Americans with Disabilities Act as interpreted by the General Contractor as of the date of this Lease. The General Contractor shall receive reasonable and competitive compensation for its services, including overhead, general conditions and a fee of ten percent (10%) on the costs of the Work and any change orders. The General Contractor shall secure all fees, permits, licenses and inspections necessary for the performance of the Work and shall comply with all laws, ordinances, rules, regulations, directives and orders in completing the construction of the Work. The General Contractor shall solicit competitive bids from at least two (2) qualified reputable subcontractors for any subcontracted portion of the Work except for the electrical and heating, ventilating and air conditioning portions of the Work.

      BUILDING STANDARDS. Unless otherwise specified in the Working Drawings, the Work shall be completed using building standard materials and quantities ("Building Standards"). Tenant shall not be entitled to any credit or payment from Landlord or the General Contractor for any Building Standards or any non-standard work not utilized by Tenant.

      WORK ALLOWANCE. Landlord shall pay all of the costs of the Work (including permit fees, overhead, general conditions and the General Contractor's fee but excluding, the Working Drawings) up to the sum of One Hundred Twenty-three Thousand Seven Hundred Fifty Dollars ($123,750.00) ($10.00 per rentable square foot of the Leased Premises) (the "Work Allowance"). The entire Work Allowance must be used to construct the Work during the first six (6) months of the Lease Term. Any portion of the Work Allowance not used during such six-month period shall be forfeited. Landlord makes no representation or warranty that the Work Allowance is sufficient to cover the cost of the Work.

      WORK IN EXCESS OF THE WORK ALLOWANCE. The cost of any portion of the Work which exceeds the Work Allowance ("Above-Allowance Work") shall be borne by Tenant. Thirty-three and three tenths percent (33.3%) of the cost of the Above-Allowance Work shall be payable in advance, and Tenant shall pay such amount to the General Contractor prior to the commencement of the Work. Tenant acknowledges that Tenant requested Landlord to order long lead items prior to finalizing the Working Drawings. Therefore, Tenant has submitted all equipment specifications for long lead items to be ordered and has paid General Contractor the sum of One Hundred Seventy-five Thousand Dollars ($175,000.00) toward the cost of such long lead items. When final pricing for the Work is agreed upon by Landlord and Tenant, if thirty-three and three tenths percent (33.3%) of the cost of the Above-Allowance Work exceeds the One Hundred Seventy-five Thousand Dollar ($175,000.00) payment made by Tenant to the General Contractor, then Tenant shall pay the difference to General Contractor prior to General Contractor commencing the Work. If thirty-three and three tenths percent (33.3%) of the Above-Allowance Work is less than the One Hundred Seventy-five Thousand Dollar ($175,000.00) payment made by Tenant to the General Contractor, then such,, additional amount shall be applied to the total cost of the Work. Tenant agrees to pay General Contractor directly or General Contractor can deduct from Tenant's initial payment for Above-Allowance Work any amounts expended by General Contractor for items not included in the Working Drawings. Thereafter, the General Contractor shall submit to Tenant monthly invoices for progress payments on the Above-Allowance Work. Such invoices shall indicate (i) the amount of Above-Allowance Work completed during the prior month, and (ii) the amount due and payable from Tenant for such Above-Allowance Work. Tenant shall remit payment to the General Contractor for the full amount indicated on such invoices less ten percent (10%) retainage within ten (10) business days of its receipt of the same. Upon substantial completion and completion of any punchlist items, Tenant shall pay Landlord any outstanding balance for the Above-Allowance Work.

      CHANCE ORDERS. Neither the Landlord nor the General Contractor shall be obligated to make any alterations in the Work, and no such alterations shall be made or effective, unless such change is requested in a written "Change Order" signed by Tenant and accepted by both Landlord and the General Contractor. Tenant shall have the obligation to provide to the General Contractor any additional information, plans, specifications, drawings, etc., which are necessary in order to complete any work pursuant to a Change Order. A Change Order shall not increase the amount of the Work Allowance, and any work done pursuant to a Change Order not covered under the Work Allowance shall be deemed Above-Allowance Work. The General Contractor shall, upon written request from Tenant, provide Tenant with an estimate of the anticipated adjustment to the cost of the Work (including any additional fees, general conditions and overhead) caused by any proposed Change Order, which estimate shall not be binding upon Landlord or the General Contractor until finally accepted by Landlord, the General Contractor and Tenant in writing which all parties shall sign within five (5) business days of such estimate.

      TENANT DELAYS. "Tenant Delays" shall be any delay in the completion of the Work attributable to Tenant, including, but not limited to:

      (i) Tenant's failure to meet any of the dates specified in this Exhibit B or the Lease, including failure by Tenant to grant its approval in the time period specified or to timely make any payments due hereunder;

      (ii)  Change Orders;

      (iii) Tenant's requirements for special work or materials, finishes or installations other than the Building Standards; and

      (iv) the performance of any other work in the Leased Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work.

The Commencement Date of the Lease and Tenant's obligation to commence paying rent (including Additional Rent) for the Leased Premises shall not be delayed or postponed on account of any Tenant Delays.

      SUBSTANTIAL COMPLETION. The General Contractor and Landlord shall make commercially reasonable efforts to cause the Work to be "substantially completed" on or before the date described in Section l.01H of the Basic Lease Provisions in the Lease, subject to factors outside the General Contractor's and/or Landlord's control, including force majeure events (as defined in the Lease) and Tenant Delays. The Work shall be considered "substantially completed" for all purposes under this Exhibit B and the Lease on the later of the date (i) the General Contractor issues a written certificate to Landlord and Tenant certifying that the Work has been completed (except for minor finish-out and "punchlist" items) in substantial compliance with the Working Drawings, or (ii) when Landlord delivers a verbal or written temporary certificate of occupancy unless the issuance of such certificate of occupancy is delayed because of a Tenant Delay or as a result of work to be done by Tenant. Regardless of the date the Work is substantially complete, the Commencement Date will be no later than June 1, 2002. Landlord shall cause General Contractor to use commercially reasonable efforts to complete all punchlist items within thirty (30) days after substantial completion. Landlord shall cause the General Contractor to provide a one (1) year warranty on the Work without cost to Tenant. Landlord shall cause General Contractor to maintain insurance, including without limitation, worker's compensation.

      LATE DELIVERY. If Landlord fails to complete the Work in accordance with the foregoing provisions of this Lease and deliver possession of the Leased Premises to Tenant on or before June 15, 2002, for any reason except force majeure events or Tenant Delays, Landlord hereby agrees that the Monthly Rental Installment for the Leased Premises, calculated on a per diem basis, shall be abated one (1) day for every day that the Leased Premises are not substantially completed beginning June 15, 2002. Such abatement shall be Tenant's sole remedy for Landlord's failure to complete the Work and deliver the possession of the Leased Premises, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

TENANT COST PROPOSAL

                                   EXHIBIT "B"

         TENANT NAME:  VIACELL

       BLD. LOCATION:  SKYPORT BUILDING 4    PROJECT #         _________________
       PROPOSAL DATE:  3/25/2002             G/L ACCOUNT:      _________________
    REVISED (#) DATE:

       PROJECT MANGR:  TIM MCELROY           MOVE-IN DATE:     _________________
       ARCH. DWG. BY:  ARCHDESIGN, INC.
        DRAWING DATE:  3/15/2002

       BUILDING TYPE:  INDUSTRIAL

          OFFICE-RSF:  10,959
       WAREHOUSE-RSF:  1,416

         TOTAL - RSF:  12,375

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                QTY        UNIT    DIV. TOTALS       COST/RSF
--------------------------------------------------------------------------------------------------------
TIME PERIOD REQUIREMENTS
--------------------------------------------------------------------------------------------------------
BID PROCESS                                                        1  WKS
--------------------------------------------------------------------------------------------------------
ARCHITECTURAL/MECHANICAL/ELECTRICAL/PLUMBING DESIGN                2  WKS
--------------------------------------------------------------------------------------------------------
BUILDING PERMIT                                                    2  WKS
--------------------------------------------------------------------------------------------------------
CONSTRUCTION                                                       8  WKS
--------------------------------------------------------------------------------------------------------
PUNCH LIST COMPLETION                                              1  WKS
--------------------------------------------------------------------------------------------------------
                               TOTAL TIME PERIOD REQUIRED         14  WKS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
GENERAL CONDITIONS
--------------------------------------------------------------------------------------------------------
PERMITS/FEES                                                                  $3,093.75         $0.25
--------------------------------------------------------------------------------------------------------
Building Permit                                               12,375  SF
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
SUPERVISION                                                                   $16,000.00        $1.29
--------------------------------------------------------------------------------------------------------
Superintendent                                                     8  WKS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TEMPORARY UTILITIES                                                           $1.360.00         $0.11
--------------------------------------------------------------------------------------------------------
JOB TOILETS                                                        8  WKS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PROJECT CLEAN-UP                                                              $6,833.75         $0.55
--------------------------------------------------------------------------------------------------------
Daily Clean Up                                                12,375  SF
--------------------------------------------------------------------------------------------------------
Final Clean Up                                                12,375  SF
--------------------------------------------------------------------------------------------------------
Dumpster Rental                                                    8  WK
--------------------------------------------------------------------------------------------------------
TOTAL DIVISION 1                                                              $27,287.50        $2.21
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
CONCRETE
--------------------------------------------------------------------------------------------------------
CONCRETE WORK                                                                 $13,500.00        $1.09
--------------------------------------------------------------------------------------------------------
Sawciut Parking Lot 118 LF, Excavate & Haul, Debris 900            1  LS
SF, Formwork for slabs, 600 LF Rebars, mesh at slabs,
approx 35 yds new concrete, 18 bollards with Sonotube
footings 4' deep and bollard pipes
--------------------------------------------------------------------------------------------------------
TOTAL DIVISION 3
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
CARPENTRY
--------------------------------------------------------------------------------------------------------
FINISH CARPENTRY/MILLWORK                                                     $13,494.00        $1.09
--------------------------------------------------------------------------------------------------------
Melamie Shelf & Support with Metal Coat Rod                        5  LF
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Counter Tops with Supports-Plastic Laminate                       20  LF
--------------------------------------------------------------------------------------------------------
Copy/Fax Room/Plastic Laminate Base Cabinets & 2 Shelves           9  LF
--------------------------------------------------------------------------------------------------------
Plastic Laminate Base/Wall Cabinets with Counter Top for          10  LF
Break/File Rm
--------------------------------------------------------------------------------------------------------
Folding Wall Partition Standard STC 35                            15  LF
--------------------------------------------------------------------------------------------------------
                                         TOTAL DIVISION 6                     $13,494.00        $1.09
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
DOORS/HARDWARE/WINDOWS
--------------------------------------------------------------------------------------------------------
WOOD DOORS/FRAMES                                                             $43,106.00        $3.48
--------------------------------------------------------------------------------------------------------
Hollow Metal Frames 15 Type A, 5 Type B, 7 Type C & 2              1  LS
Type D, Hollow Metal Doors 29 EA & Hardware Sets 41 each.
--------------------------------------------------------------------------------------------------------
Clean Room Pass Thru Windows with Misc. Framing & Trim             4  EA
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
GLASS & GLAZING                                                               $4,300.00         $0.35
--------------------------------------------------------------------------------------------------------
Aluminum Frames and Glass                                          1  LS
--------------------------------------------------------------------------------------------------------
Relocate Existing Storefront Entry Door                            1  EA
--------------------------------------------------------------------------------------------------------
                                         TOTAL DIVISION 8                     $47,406.00        $3.83
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
FINISHES
--------------------------------------------------------------------------------------------------------
GENERAL CONSTRUCTION                                                          $108,469.50       $8.77
--------------------------------------------------------------------------------------------------------
Wall Types #4, 5 & 6 to Grid 9" high                             469  LF
--------------------------------------------------------------------------------------------------------
Type 1 Walls to Deck with Drywall to Deck One Side and           135  LF
Above Ceiling Other
--------------------------------------------------------------------------------------------------------
Drywall Partitions 20' 0" Hght/20 GA. 6" STE-MS/24"              105  LF
OC/58" Dryw.
--------------------------------------------------------------------------------------------------------
Frame & Drywall Drywall Ceiling at Mezzanine                   2,950  SF
--------------------------------------------------------------------------------------------------------
Drywall Bulkheads                                                 14  LF
--------------------------------------------------------------------------------------------------------
SKIM Coat Drywall at EPOXY Paint Areas                         5,800  SF
--------------------------------------------------------------------------------------------------------
Structural Floor Framing/14" 12 GA Joists & Track 2550             1  LS
LF; Flat Strapping @4' OC
1200 LF; Blocking at Ends, 8" Stud Walls; Platform
Support 253 LF, 3 5/8" Wall on Deck to Deck 240 LF
--------------------------------------------------------------------------------------------------------
Provide Framing for Lights & HEPA Filters @47
Locations                                                          1 LS
--------------------------------------------------------------------------------------------------------
Resin Deck Cat Walk 3/4 x 4 x 8                                   20 EA
--------------------------------------------------------------------------------------------------------
Standard 2" x 4" Acoustic Ceiling Tile w/Grid                  3,840 SF
--------------------------------------------------------------------------------------------------------
2" x 4" Vinyl Ceiling Pads with Aluminum Grid                  3,825 SF
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
INTERIOR WALL FINISHES                                                        $13,910.80        $1.12
--------------------------------------------------------------------------------------------------------
Paint Doors Only With Two Coats of Enamel Finish                  32  EA
--------------------------------------------------------------------------------------------------------
Paint Door Frames Only with Two Coats of Enamel Finish            50  EA
--------------------------------------------------------------------------------------------------------
Paint Window Frames with Two Coats of Enamel Finish                4  EA
--------------------------------------------------------------------------------------------------------
Semi Gloss Oil Based Epoxy Rooms #123, 108 and 109             4,360  LF
--------------------------------------------------------------------------------------------------------
Paint Block in Warehouse                                       1,520  SF
--------------------------------------------------------------------------------------------------------
Paint all Drywall with Two Coats of Everclean Latex Paint     16,542  SF
--------------------------------------------------------------------------------------------------------
Paint Bollards                                                    18  EA
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
FLOOR FINISHES                                                                $19,679.50        $1.59
--------------------------------------------------------------------------------------------------------
Standard Carpet to be Direct Glue Down Level Loop or Cut        2750  SF
Pile Throughout Office Area (Allowance $11.25/Sq. Yd.
Installed).
--------------------------------------------------------------------------------------------------------
4" Vinyl Cove Base Throughout Office Area                      1,680  LF
--------------------------------------------------------------------------------------------------------
Standard 1/8" Commercial Vinyl Composition Tile                3,920  SF
--------------------------------------------------------------------------------------------------------
Medintech/Heat Weld/W/Flash (Includes Floor Prep)              1,930  SF
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total Division 9                                                              $142,059.80       $11.48
--------------------------------------------------------------------------------------------------------
SPECIALTIES
--------------------------------------------------------------------------------------------------------
TOILET PARTITIONS & ACCESSORIES                                               $6,490.25         $0.52
--------------------------------------------------------------------------------------------------------
Toilet Partitions Metal                                           27  LF
--------------------------------------------------------------------------------------------------------
Bathroom Accessories/Mirrors 14 LF, Grab Bars 8 Ea.,               1  LS
Toilet
--------------------------------------------------------------------------------------------------------
                                                                              $11,850.00        $0.95
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
LOCKERS
--------------------------------------------------------------------------------------------------------
Supply and Install 63 Lockers 60HX12WX18D Below and                1  LS
12HX12WX18D Above
--------------------------------------------------------------------------------------------------------
Benches in Locker Room, Gown in and Gown Out, Install 2
Dispensing Racks in Gown in
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                        TOTAL DIVISION 10                     $18,340.25        $1.48
--------------------------------------------------------------------------------------------------------
MECHANICAL
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
SPRINKLERS                                                                    $8,910.00         $0.72
--------------------------------------------------------------------------------------------------------
Drop Existing Upturned Sprinkler Heads Thru Acoustic               1  LS
Ceiling System, Sprinkler Heads to be Simi-Recessed and
not Centered in Tile Per Local Code
--------------------------------------------------------------------------------------------------------
                                                                                                $1.80
--------------------------------------------------------------------------------------------------------
PLUMBING                                                                      $22,300.00
--------------------------------------------------------------------------------------------------------
Following Plumbing Fixtures  Include All Necessary
Concrete Sawcut and Removal/Waste/Water and Vents
--------------------------------------------------------------------------------------------------------
Standard Commode Tank Type                                         1  EA
--------------------------------------------------------------------------------------------------------
Commode With Upgrade Flush Valves                                  1  EA
--------------------------------------------------------------------------------------------------------
Handicap Commode With Upgrade Flush Valves                         4  EA
--------------------------------------------------------------------------------------------------------
Urinal                                                             1  EA
--------------------------------------------------------------------------------------------------------
Lavatory With Necessary Faucet Set to Meet All Codes               6  EA
--------------------------------------------------------------------------------------------------------
Electric Water Cooler To Meet All Codes                            2  EA
--------------------------------------------------------------------------------------------------------
Janitor Slop Sink Mounted On A Leg Stand                           1  EA
--------------------------------------------------------------------------------------------------------
Floor Drains                                                       3  EA
--------------------------------------------------------------------------------------------------------
Double Bowl Stainless Steel Sink and Faucet                        1  EA
--------------------------------------------------------------------------------------------------------
Dishwasher hook-up                                                 1  EA
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
HVAC                                                                          $320,001.00       $25.86
--------------------------------------------------------------------------------------------------------
Per Plans/Spec As Noted In Qualifications                          1  EA
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                        TOTAL DIVISION 15                     $351,211.00       $28.38
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
ELECTRICAL
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
ELECTRICAL SYSTEMS                                                            $165,000.00       $13.33
--------------------------------------------------------------------------------------------------------
Per Plans/Spec As Noted in Qualifications                          1  EA
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                        TOTAL DIVISION 16                     $165,000.00       $13.33
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                               TOTAL COST                     $778,298.55       $62.89
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
OVERHEAD & FEE
--------------------------------------------------------------------------------------------------------
Project Overhead & Fee                                                        $77,829.76        $6.29
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                        TOTAL DIVISION 18                     $77,829.76        $6.29
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                          PROJECT TOTALS:                     $856,128.31
                                           Total Cost/RSF                     $69.18            $69.18
                                 Less Landlord Allowance:                     -$123,750.00
                       Amount Due By Tenant "ViaCell Inc.                     $732,378.31
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
EXCLUSIONS QUALIFICATIONS/ALTERNATES
--------------------------------------------------------------------------------------------------------
All HVAC And Mechanical Pricing Are Priced Off Drawings
Dated 3/15/02 M-1/M-3 and E-1/E-5
All Architectural Pricing From Drawings Dated 3/25/02
Addendum
No. 1Reision and Clarifications
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT C

                          IRREVOCABLE LETTER OF CREDIT
                              (ON BANK LETTERHEAD)

[Insert name and address of issuing bank]
[Insert date]
IRREVOCABLE LETTER OF CREDIT NO. [Insert number].,
Dugan Financing LLC
c/o Duke Realty Limited Partnership
Attn: Chief Financial Officer
600 East 960' Street, Suite 100
Indianapolis, IN 46240

Dear Sir:

      At the request and for the account of [insert name of tenant] located at [insert address of tenant] (hereinafter called "Applicant"), we hereby establish our Irrevocable Letter of Credit No. [insert number] in your favor and authorize you to draw on us up to the aggregate amount of US $134,000.00 available by your draft(s) at sight drawn on us and accompanied by the following:

      A written statement by your authorized representative that:

            (i) "Applicant is in Default under that certain lease, dated as of [insert date of lease] between you, as landlord, and Applicant as tenant (the "Lease");" or

            (ii) "Applicant has failed to deliver timely a renewal or new Irrevocable Letter of Credit as provided in the Lease."

      This Irrevocable Letter of Credit will be duly honored by us at sight upon delivery of the statement set forth above without inquiry as to the accuracy of such statement and regardless of whether Applicant disputes the content of such statement.

      We hereby engage with you that all drafts drawn under and in compliance with the terms of this Irrevocable Letter of Credit will be duly honored by us if presented at [insert address of issuing bank] no later than [insert expiration date of Letter of Credit], it being a condition of this Irrevocable Letter of Credit that it shall expire sixty (60) days after the anniversary of the Commencement Date under the Lease unless, at least sixty (60) days prior to the relevant expiration date, we provide you, by certified mail, return receipt requested with a new Irrevocable Letter of Credit with a copy to Duke Realty Limited Partnership, Attn: General Counsel, 3950 Shackleford Road, Suite 300, Duluth, GA 30096-8268.

      This Irrevocable Letter of Credit is transferable at no charge to any transferee of landlord upon notice to the undersigned from you and such transferee.

      This Irrevocable Letter of Credit is subject to the Uniform Customs and Practices for Documentary credits (1993-Rev) International Chamber of Commerce Publication #500 except to the extent such are inconsistent with the provisions set forth above.

Sincerely yours,



[Insert authorized signature]

                                    EXHIBIT D

                              RULES AND REGULATIONS

      These Rules and Regulations have been adopted for the purpose of insuring order and safety in the Building and of maintaining the rights of Tenant and of the Landlord and shall be applied equally by Landlord to all tenants of the Building.

      1. The sidewalks, entrances, driveways and roadways serving and adjacent to the Leased Premises, are the property of the Landlord, and shall not be obstructed or used for any purpose other than ingress and egress. The Landlord shall in all cases retain the right to control and prevent access to the property, of all persons whose presence, in the judgment of the Landlord or its employees, shall be prejudicial to the safety, character, reputation or interests of the property or neighboring buildings.

      2. No awnings or other projections shall be attached to the outside walls of the Building. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

      3. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown herein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

      4. No tenant shall mark, paint, drill into or in any way deface any part of the exterior Leased Premises or in the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct.

      5. No birds or animals -of any kind shall be brought onto or kept in or about the Leased Premises, and no cooking shall be done or permitted by any tenant on the Leased Premises, except microwave cooking, and the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees shall be permitted provided power shall not exceed that amount !which can be provided by a 30-amp circuit. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate outside the Leased Premises.

      6. The Leased Premises shall not be used for manufacturing, unless the use conforms to the zoning applicable to the area and the Landlord provides written consent. No tenant shall operate a business or an office in the Leased Premises for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a retail or wholesale store or general office, in contradiction to the permitted use in this Lease, without the express written consent of Landlord, not to be unreasonably withheld. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

      7. No tenant shall make, or permit to be made, any noise which may disturb or interfere with occupants of neighboring buildings whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way.

      8. No tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance, other than that which is ordinary and necessary for the tenant's use of the Leased Premises, as contemplated herein.

      9. Each tenant must upon the termination of its tenancy, deliver to the Landlord all keys to the offices, storage rooms, toilet rooms, either furnished to, or otherwise procured by, such tenant.

      10. All persons employed by any tenant to do work upon the Leased Premises, while in the Building and outside of the Leased Premises, shall be subject to and under the control and direction of the tenant, and tenant shall be responsible for all acts of such persons.

      11. Canvassing, soliciting and peddling in the adjacent buildings are prohibited, and each tenant shall report and otherwise cooperate to prevent the same.

      12. Tenant agrees that it shall not discriminate upon the basis of race, color, religion, sex or national origin in the use and, occupancy or in any sublease or subletting of the Leased Premises.

      13. No outside storage is permitted including without limitation the storage of trucks and other vehicles.

      14. The Landlord reserves the right to reasonably rescind, modify or supplement any of these rules and to make such other and further reasonable rules and regulations which, in the Landlord's judgment may from time to time be necessary for the safety and cleanliness of the Leased Premises, and for the assurance of good order therein. Landlord agrees to provide Tenant with a copy of said rules which shall be deemed a part of this Lease.

Anything contained in these Rules and Regulations which is contrary to or inconsistent with any express provision of the Lease shall be void and of no force and effect.

                                    EXHIBIT E

        Existing 10% Plans Referenced in Section 16.13 ERISA Matters None

                                      None

                                    EXHIBIT F

                             DIAGRAM (SEE ORIGINAL)

                                    EXHIBIT G

                             DIAGRAM (SEE ORIGINAL)

                        DISCLOSURE OF AGENCY RELATIONSHIP

The following agent, Bill Chester, and Duke Realty Services Ltd. Partnership, the brokerage with which the agent is affiliated, disclose the following concerning their agency relationship (CHECK APPROPRIATE BOX - ONLY ONE:

[ ]      'They represent the seller as the seller's agent.

[ ]      They represent the buyer as the buyers agent.

Disclosure of the potential future agency relationships that could be created:
(CHECK APPROPRIATE BOX(s) THAT APPLY):

[ ]      They represent the seller as a subagent.

[ ]      They represent the buyer as a subagent.

[ ] The same agent who represents you could potentially represent the other party in a transaction involving you. The agent and brokerage would both be DUAL' AGENTS. A management level licensee Is a dual agent In an In-company transaction.

[ ] A different agent In the same brokerage could potentially represent the other party in a transaction Involving you. Each agent would represent (the interest of their separate client. The brokerage would be a DUAL AGENT.


--------------------------------------------------------------------------------
BY SIGNING THIS FORM YOU INDICATE YOUR CONSENT TO THE AGENCY. RELATIONSHIP DISCLOSED ABOVE BEFORE YOU CONSENT TO ANY AGENCY RELATIONSHIP, YOU SHOULD FULLY UNDERSTAND THE INFORMATION FOUND ON THE REVERSE SIDE OF THIS FORM. IF YOU, DO NOT UNDERSTAND THE INFORMATION CONTAINED ANYWHERE IN THIS FORM, YOU SHOULD CONSULT AN ATTORNEY.
--------------------------------------------------------------------------------


                                     CONSENT


---------------------------------------  ---------------------------------------
Buyer/Tenant                   Date      Seller/Landlord                Date


---------------------------------------  ---------------------------------------
Buyer/Tenant                   Date      Seller/Landlord                Date


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           TO BE COMPLETED ONLY IN AN IN-COMPANY TRANSACTION INVOLVING
                                   TWO AGENTS

Both buyer and seller ACKNOWLEDGE AND AGREE that In a contemplated transaction Involving property located at __________________________________________________
the buyer is represented by
____________________________________________________________________________ and
the sailor Is represented by
____________________________________________________________________________ and


--------------------------------------------------------------------------------
      YOU DO NOT HAVE TO CONSENT TO DUAL AGENCY. BEFORE YOU CONSENT TO ANY AGENCY RELATIONSHIP, YOU SHOULD FULLY UNDERSTAND THE INFORMATION
      FOUND ON THE REVERSE SIDE OF THIS FORM. IF YOU DO NOT UNDERSTAND THE INFORMATION CONTAINED ANYWHERE IN THIS FORM, YOU SHOULD CONSULT AN ATTORNEY.
--------------------------------------------------------------------------------


By Initialing below BOTH PARTIES ACKNOWLEDGE AND AGREE that they are aware that both agents are affiliated with the same brokerage; that each agent will represent the separate Interest of their separate client, except, if a management level licensee is one of the agents involved in the transaction; that it was previously disclosed that this could occur; and that THEY CONSENT TO THE BROKERAGE ACTING AS A DUAL AGENT.

Buyer/Tenant Initials:________________________     Date.________________________

Seller/Landlord's Initials:___________________     Date:________________________

      Any questions regarding the role or responsibilities of the brokerage or its agents in Ohio can be

                         Directed to an attorney or to:
                          Ohio Division of Real Estate
                          77 S. High Street 20th Floor
                            Columbus, Ohio 43266-0547
                                 (814) 466-4100

                           AGENCY DISCLOSURE STATEMENT

This disclosure form Is 6GIng provided to help you make an informed choice regarding the type of relationship you wish to enter into with the real estate agent. It Is also intended to help you understand the role of other agents who may be Involved in your real estate transaction. For purposes of the form, the term "seller" Includes a landlord and the, term "buyer" Includes a tenant.

When you enter into an agency relationship with a real estate agent, the real estate brokerage with whom the agent Is affiliated also becomes your agent. Unless they are appointed to represent you, the other agents in the brokerage are not, your agents and do not represent you.

                     AGENCY RELATIONSHIPS PERMITTED IN OHIO

Seller Agency: In this type of relationship, the agent and the brokerage owe the seller the duties of loyalty, obedience, confidentiality, accounting, and reasonable skill and care in performing their duties, and any other duties contained in an agency agreement. The agent and brokerage are required to act solely on behalf of the seller's interest to seek the best price and terms for the seller. Finally, a seller's agent and brokerage also have a duty to disclose to the seller all material Information obtained from the buyer or from any other source.

Subagency: In this type of relationship, buyer's/sellers may authorize their agent and brokerage to offer subagency to other licensees/brokerages. A subagent also represents the client's Interests and has all of the same duties as the client's agent, including a duty of loyalty and confidentiality and a duty to disclose all material facts to the client.

Buyer's Agency: In this type of relationship, a buyer's agent and the brokerage owe the buyer the duties of loyalty, obedience, confidentiality, accounting, and reasonable skill and care in performing their duties and any other contained in an agency agreement. The agent and brokerage are required to act solely on behalf of the buyer's Interests to seek the best price and terms for the buyer. Finally, a buyer's agent and brokerage also have a duly to disclose to the buyer all material Information obtained from the seller or, from any other source.

Disclosed Dual Agency: In the type of relationship, one agent may represent both parties in a real estate transaction, BUT ONLY IF BOTH PARTIES CONSENT. Disclosed dual agency is most likely to occur when both the buyer and seller are represented by the same agent. IF THIS HAPPENS, THE BUYER AND SELLER MUST SIGN A SEPARATE DUAL AGENCY DISCLOSURE STATEMENT that describes the duties and obligations of the dual agent. A dual agent may not disclose any confidential Information that would place one party at an advantage over the other party and may not disclose any of the following information without the Informed consent of the party to whom the Information pertains: 1) that a buyer is willing to pay more than the price offered;. 2) that a seller is willing to accept less than. the asking price; 3) motivating factors of either party for buying or selling;
4) that a party will agree to financing terms other then those offered; 5) repairs or improvements a seller is willing to make as a condition of sale; and
6) or any concession having. an economic impact upon the transaction that either party is willing to make.

Permitted Agency Relationships In an In-Company Transaction: In an In-Company transaction where the buyer and seller are both represented as clients by the same brokerage, the following applies: If only One agent is involved in the transaction, that agent represents both the buyer and the seller. The agent and the brokerage are dual agents and cannot disclose confidential information to either client. If two agents are involved in the transaction, you and the other party will be represented by the agent with who you have each entered into an agency relationship. Each agent will represent the sole interest of his/her client and must not share confidential information with each other. The brokerage is a dual agent. The only exception is if a management level licensee is one of the agents involved in the transaction. In this case, the management level licensee and the brokerage represent both the buyer and seller as dual agents.

The brokerage's role, as a dual agent, is to do the following:

- Objectively supervise the agents involved so they can each fulfill their duties, as outlined, above, to each of their clients;

-     Assist the parties, in an unbiased manner, to negotiate a contract;

- Assist the parties, in an unbiased manner, to fulfill the terms of any contract.

As a duel agent, the brokerage cannot:

-     Advocate or negotiate on behalf of either the buyer or seller;

- Disclose confidential information to any party or any other employee or agent of the brokerage;

- Use confidential Information of one party to benefit the other party to the transaction.